UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road

Suite 322

Great Neck NY 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SGLY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 6, 2022, the Board of Directors of Singularity Future Technology Ltd. (the “Company”) formed a special committee of its Board of Directors to investigate claims of alleged fraud, misrepresentation, and inadequate disclosure related to the Company and certain of its management personnel raised in the report of Hindenberg Research dated May 5, 2022 and other related matters. The special committee is represented by Blank Rome LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2022

SINGULARITY FUTURE TECHNOLOGY LTD.

By:	/s/ Tuo Pan
Name:	Tuo Pan
Title:	Chief Financial Officer

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